Prospectus Supplement	dated December
31, 2007

Putnam VT Equity Income Fund Prospectus dated 4/30/07

The table of Total Annual Fund Operating Expenses in the Fund summary – Costs associated with your investment section is revised as follows:

Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)

The table below shows the fund’s annual operating expenses for the fiscal year ended December 31, 2006 (except as otherwise indicated).

	Management	Distribution	Other	Acquired Fund	Total Annual Fund
	Fee	(12b-1) Fees	Expenses	Operating	Operating Expenses
				Expenses ****

Class IA	0.65%	N/A	0.15%	0.10%	0.90%

Class IB	0.65%	0.25%	0.15%	0.10%	1.15%

**** Estimate of expenses attributable to the fund’s investments during the fund’s fiscal year ended December 31, 2006, and will vary based on the fund’s investments from time to time, in certain other investment companies that the fund bears indirectly, based on the total annual fund operating expenses of such companies as reported in their most recent shareholder reports.

The table in Fund summary – How do these fees and expenses look in dollar terms? setting forth the Example: Sales charge plus annual operating expenses on a $10,000 investment over time is revised as follows:

EXAMPLE: Sales charge plus annual operating expenses on a $10,000 investment over time

	1 year	3 years	5 years	10 years
Class IA	$92	$287	$499	$1,108
Class IB	$117	$365	$633	$1,402

HV-6285	249375	12/07